Trillium ESG Small/Mid Cap Fund
TICKER: *Retail Class TBD Institutional Class TSMDX

*Shares are not available at this time

SUMMARY PROSPECTUS

October 31, 2020
supplemented May 27, 2021

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at www.trilliummutualfunds.com. You may also obtain this information at no cost by calling 866.209.1962 or by e-mail at info@trilliuminvest.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2020, are incorporated by reference into this Summary Prospectus.

Important Notice:  The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Trilliums Funds’ will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website www.trilliummutualfunds.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling 1‑866-209-1962.

Investment Objective
The Trillium ESG Small/Mid Cap Fund (the “SMID Fund” or “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the SMID Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expenses below. Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Retail Class
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses (includes a 0.10% shareholder servicing fee for the Retail Class)	1.18%	1.28%
Total Annual Fund Operating Expenses	1.93%	2.28%
Fee Waiver and/or Expense Reimbursement	-0.95%	-0.95%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(1)	0.98%	1.33%
(1)Trillium Asset Management, LLC (the “Adviser” or “Trillium”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.98% of the SMID Fund’s average daily net assets (the “Expense Cap”). The Expense Cap is indefinite, but will remain in effect until at least October 31, 2021. The Expense Cap may be terminated at any time by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the SMID Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement.

Example
This Example is intended to help you compare the cost of investing in the SMID Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Cap for the first year only). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$100	$514	$954	$2,177
Retail	$135	$621	$1,134	$2,542

Portfolio Turnover
The SMID Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies
Under normal conditions, the SMID Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid-sized companies that meet the Adviser’s Environmental, Social, and Governance (“ESG”) criteria. The Adviser defines small- and mid-cap companies as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the S&P 1000® Index. As of September 30, 2020, the market capitalization range of companies in the S&P 1000® Index was $84.4 million to $13.4 billion. The Adviser seeks stocks with high quality characteristics and strong ESG profiles. Trillium defines high-quality characteristics to include:

•Financial Statement Integrity
•Conservative Debt Management
•Positive and Growing Cash Flow from Operations
•Sector-leading policies and performance related to key ESG Issues

When selecting securities for the Fund, the Adviser conducts detailed financial analysis that includes a review of ESG issues and how they may impact stock valuation or performance. ESG criteria reflect a variety of key sustainability issues that can influence company risks and opportunities and span a range of metrics including board diversity, climate change policies, and supply chain and human rights policies. Companies that meet our ESG criteria or sustainability requirements typically have transparent sustainability data and policy reporting. ESG criteria may be somewhat different industry by industry. For example, assessment of chemical inputs used in the production of consumer products could be considered relevant environmental criteria for analysis of the Consumer Staples sector, while the same consideration is not applicable when analyzing environmental standards within the Financials Sector. The Adviser utilizes information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Third-party information providers currently include Bloomberg L.P., MSCI Inc. and FactSet Research Systems Inc.

Additionally, the Fund may invest up to 20% of its total assets in the securities of foreign issuers, including indirectly through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund’s foreign holdings may include companies domiciled in frontier or emerging markets as well as companies domiciled in developed markets. The Adviser utilizes information obtained from multiple third party economic and financial information providers in its process to categorize emerging markets countries. Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets are the least advanced capital markets in the developing world. Frontier markets are countries with investable stock markets that are less established than those in the emerging markets.

The Adviser may sell stocks for several reasons, including when the stock no longer meets its ESG criteria or when the security declines in value or is overvalued and no longer reflects the investment thesis defined by the Adviser or if the security rises well beyond the capitalization range of the product.

Principal Investment Risks
There is the risk that you could lose all or a portion of your investment in the SMID Fund. The following risks are considered principal to the SMID Fund and could affect the value of your investment in the Fund:

•Sustainability (ESG) Policy Risk: The Fund’s ESG policy could cause it to perform differently compared to similar funds that do not have such a policy. The application of the Adviser’s social and environmental standards may affect the Fund’s exposure to certain issuers, industries, sectors, and factors that may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.

•Equity Risk: Equity securities are susceptible to general stock market fluctuations which may result in volatile increases and decreases in value. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•Small and Mid-Sized Company Risk: Investments in small to mid-sized companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Small to mid-sized companies may be subject to greater market risk and have less trading liquidity than larger companies. They may also have limited product lines, markets, or financial resources. For these reasons, investors should expect the Fund to be more volatile than a fund that invests exclusively in large-capitalization companies.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

•Foreign Securities and Emerging Markets Risk: Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between United States and foreign regulatory practices. Because securities of foreign issuers generally will not be registered with the Securities and Exchange Commission (“SEC”), and such issuers will generally not be subject to the SEC’s reporting requirements, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies. Additionally, with respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Currency exchange rates may fluctuate significantly over short periods of time. To the extent the Fund invests in issuers located in emerging countries, these risks may be more pronounced. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are among the riskiest markets in the world in which to invest. Frontier markets have the fewest number of investors and investment holdings and may not even have stock markets on which to trade. Investments in this sector are typically illiquid, nontransparent and subject to very low regulation levels as well as high transaction fees, and may also have substantial political and currency risk.

•Management Risk: Trillium may fail to implement the Fund’s investment strategies or meet its investment objective. There is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of particular investments in which the Fund invests will be correct or produce the desired results.

•Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Performance
The following performance information provides some indication of the risks of investing in the SMID Fund. The bar chart below illustrates the Fund’s Institutional Class shares total returns have varied from year to year. The table below illustrates how the Fund’s Institutional Class shares average annual total returns for the 1-year and since inception periods compare with that of a broad-based securities index. The Fund’s Institutional Class shares past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.trilliummutualfunds.com.

Calendar Year Total Return as of December 31, *
Institutional Class
* The SMID Fund’s year-to-date return as of September 30, 2020 was -6.86%

During the period shown in the bar chart, the SMID Fund’s Institutional Class shares’ highest quarterly return was 14.00% for the quarter ended March 31, 2019, and the lowest quarterly return was -18.85% for the quarter ended December 31, 2018.

Average Annual Total Returns as of December 31, 2019
	1 Year	Since Inception (8/31/2015)
Institutional Class
Return Before Taxes	25.06%	8.40%
Return After Taxes on Distributions	23.91%	7.62%
Return After Taxes on Distributions and Sale of Fund Shares	15.66%	6.46%
S&P 1000® Index (reflects no deduction for fees or expenses)	25.14%	11.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). The “Return After Taxes on Distributions” may be higher than the “Return Before Taxes” figures because the Fund receives dividends on securities that are net of foreign taxes. Such taxes are eligible for pass through of foreign tax credits. Shareholders can use the foreign tax credits to reduce their tax liability. With a reduced tax liability, the shareholders are then able to reinvest more of the dividends allowing for a higher return.

Investment Adviser
Trillium Asset Management, LLC

Portfolio Managers
The SMID Fund is managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
Laura McGonagle, CFA	Portfolio Manager and Research Analyst	Inception (2015)
Elizabeth Levy, CFA	Portfolio Manager and Research Analyst	2017
Mitali Prasad, CFA	Portfolio Manager and Research Analyst	2019

Purchase and Sale of Fund Shares
You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Trillium Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 866.209.1962, or through a financial intermediary. The minimum initial investment in the Fund is $100,000 for Institutional Class and $5,000 for Retail Class. You can make additional investments at any time.

Minimum Investments

	To Open Regular Account	To Open Retirement or Tax-Deferred Account	To Open an Automatic Investment Plan	To Add to Your Account
Institutional Class	$100,000	$100,000	N/A	$1,000
Retail Class	$5,000	$1,000	$1,000	$100

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investors may pay taxes on distributions through such tax-deferred arrangements upon withdrawal of assets from the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.